U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 10, 2018

Date of Report (Date of earliest event reported)

(Exact name of Registrant as specified in its Charter)

Nevada	99-0377457
(State or other jurisdiction of incorporation or formation)	(I.R.S. Employer Identification Number)

717 Green Valley Road, Suite 200 Greensboro, North Carolina	27408
(Address of principal executive offices)	(Zip Code)

(678) 401-8601

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements

On May 7, 2018, the Company’s independent registered public accounting firm notified the Chairman of the Board of Directors of The Staffing Group Ltd. that the audit opinion included within the Company’s 2016 annual report was incorrect and should no longer be relied upon, as it failed to include the emphasis of the matter regarding the Company’s going concern.

The Company’s Chairman of the Board discussed the matter with the Company’s independent registered public accounting firm and plans to amend its 2016 annual report simultaneous with this Form 8-K. There were no other changes to the Company’s previously reported financial statements and disclosures.

ITEM 9.01 Financial Statements & Exhibits

16.1	Marcum LLP Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAFFING GROUP, LTD.

Date: June 1, 2018	By:	/s/ Jonathan Cross
	Name:	Jonathan Cross
	Title:	Chairman/Chief Executive Officer

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